UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2003


                                     1-6880
                            (Commission File Number)


                                  U.S. BANCORP
             (Exact name of registrant as specified in its charter)



                 DELAWARE                               41-0255900
       (State or other jurisdiction                   (I.R.S. Employer
            of incorporation)                      Identification Number)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
              (Address of principal executive offices and zip code)

                                  651-466-3000
              (Registrant's telephone number, including area code)

                                (not applicable)
          (Former name or former address, if changed since last report)





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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         U.S. Bancorp announced today that it has completed its spin-off of Piper Jaffray Companies by means of a distribution of all of the currently outstanding Piper Jaffray Companies common stock to U.S. Bancorp stockholders of record at 5:00 p.m. Eastern time on December 22, 2003. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding U.S. Bancorp and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.


ITEM 7.     FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

       Exhibit
         No.                                          Description
         ---                                          -----------
         99.1                 Press Release, dated December 31, 2003









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            U.S. BANCORP


                                            By:      /s/ Terrance R. Dolan
                                               ---------------------------------
                                                 Name:  Terrance R. Dolan
                                                 Title: Executive Vice
                                                        President and Controller



DATE:  December 31, 2003

                                  EXHIBIT LIST


      Exhibit
         No.                                          Description
         ---                                          -----------
         99.1                 Press Release, dated December 31, 2003














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